UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23475

aLTSHARES TRUST

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-955-1607

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Report to Shareholders.

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

AltShares Trust Annual Report

May 31, 2021

AltShares Merger Arbitrage ETF
(NYSE Arca, Inc. Symbol: ARB)

Beginning January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Committee, paper copies of AltShares Trust's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from AltShares Trust or from your financial intermediary, such as a broker – dealer or bank. Instead, the reports will be made available on a website (https://altsharesetfs.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from AltShares Trust electronically by sending a request in writing to: AltShares Trust, 41 Madison Avenue, 42nd Street, New York, NY 10010 or by calling 1-855-955-1607.

You may also elect to receive all future reports in paper free of charge. You can inform AltShares Trust [or your financial intermediary] that you wish to continue receiving paper copies of your shareholder reports by sending a request in writing to: AltShares Trust, 41 Madison Avenue, 42nd Street, New York, NY 10010 or by calling 1-855-955-1607. Your election to receive reports in paper will apply to all AltShares Trust you hold directly in an account with AltShares Trust . You must provide separate instructions to each of your financial intermediaries.

TABLE OF CONTENTS

Shareholder Letter	1
AltShares Merger Arbitrage ETF
Portfolio Information	4
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	36
Disclosure of Fund Expenses	37
Additional Information	39
Approval of Investment Advisory Agreement	40
Liquidity Risk	44
Trustees & Officers	45

AltShares Merger Arbitrage ETF  Shareholder Letter

May 31, 2021

Dear Shareholders,

We are pleased to announce AltShares Merger Arbitrage ETF completed its first full fiscal year of operations on May 31, 2021. For the period, the fund returned 8.55% at NAV (net asset value) and 8.28% at market price, net of fees. The fund's benchmark, Water Island Merger Arbitrage USD Hedged Index, returned 10.16% (gross) for the same period. The fund invested in 206 separate merger transactions over the course of the year, with 144 positions – a full 70% – generating positive returns and the remaining 62 deals (some of which are still pending) detracting from performance.

While the midst of a global pandemic is certainly less than an ideal time to launch a new ETF – and our firm's first ETF at that – we believe the fund handily navigated uncertain markets through the course of the year. Based on the approach our team has developed over more than two decades of active merger arbitrage investing, we designed the fund's benchmark index to reflect a pure-play, global merger arbitrage strategy investing solely in definitive, publicly announced mergers and acquisitions. That includes embedding our investment team's core principles of risk management and deal selection into the ruleset and index construction methodology, which we believe helped the fund achieve compelling risk-adjusted returns.

The past 12 months were interesting and instructive for several reasons. In some respects, it mirrored the market behavior we witnessed following the Global Financial Crisis, albeit on a compressed timeline. In 2008, a dramatic market crash and soaring volatility caused forced selling that drove merger spreads significantly wider. Pending transactions with strong merger agreements did proceed to close, with little drama, at perplexing annualized rates of return. On the other hand, in deals with weaker contracts, many buyers attempted to escape their obligations. A similar situation unfolded in 2020, although the period during which spreads were at their widest was relatively short-lived, and merger agreements are generally stronger, with fewer loopholes, in the current era. Nonetheless, we witnessed several buyers attempt to litigate their way out of transactions, which led to ongoing volatility in deal spreads.

In 2009, the year following the crisis, we also witnessed the phenomenon of a rise in competitive bidding situations coming out of a downturn. These situations can occur when companies in a position of strength seek to make opportunistic acquisitions, when companies in a position of weakness must combine to survive, or simply when acquirers disagree on the prospects for a recovery and thus have differing opinions on valuation. In the first half of 2021, this phenomenon has borne out again, with several competitive bidding situations emerging and the share of announced transactions receiving topping bids trending well above average. Such opportunities can serve as a tailwind to returns in merger-related investments, and we believe we will continue to see these types of events unfold in the near term.

Top contributors over the past year included the fund's positions in Advent International's acquisition of Forescout Technologies and Qiagen's attempted acquisition of Thermo Fisher Scientific. Advent is a private equity firm which had attempted to withdraw from its deal with Forescout, a cybersecurity software firm, in May 2020 due to the potential impact of the COVID-19 pandemic on the target's business. The companies ultimately agreed to revised terms and the deal closed successfully in August 2020, leading to gains for the fund. Thermo Fisher – a US lab equipment manufacturer – reached an agreement to acquire Qiagen – a German provider of DNA and RNA related technologies – in February 2020. After Qiagen successfully developed diagnostics to be used for COVID-19 testing, shareholders agitated for a higher price. Thermo Fisher raised its original $9.8 billion bid to $11.1 billion in response. Despite the bump, shareholders still

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Shareholder Letter (continued)

May 31, 2021

deemed the offer insufficient and the deal fell apart; Qiagen shares, however, continued to rally due to optimism around the company's prospects, leading to gains for the fund.

Top detractors over the period included the fund's positions in the merger of cannabis companies Aphria and Tilray and the merger of movie theater chains Cineplex and Cineworld. The Aphria/Tilray deal was structured as a reverse merger, with the smaller of the two companies (Tilray) being the acquirer. In this scenario, the acquiring company must issue more than 100% of its current shares outstanding to consummate the transaction. This factor, combined with Tilray's already elevated short interest ratio and a lack of widespread participation in the deal across the merger arbitrage community, allowed the companies' shares to trade out of line with the fundamentals of the transaction. Despite strong strategic rationale, the Aphria/Tilray spread encountered unusual levels of volatility in Q1 2021 due to external factors – namely, participants in the WallStreetBets forum on Reddit, who turned their attention to issuers with high short interest, including Tilray, seeking to drive share prices higher. Cineworld agreed to acquire Cineplex in December 2019, before the widespread outbreak of the COVID-19 pandemic. In June 2020, Cineworld backed out of the deal, claiming a material adverse effect in Cineplex's business – presumably a case of buyer's remorse due to the worldwide shuttering of movie theaters. While Cineplex has sued Cineworld in response, this deal is no longer eligible for inclusion in the fund.

Looking forward, the specter of rising inflation has put many investors in a cautious position. Whether elevated inflation will be sustained or short-lived, we believe the merger arbitrage strategy should be well positioned to weather its impact. Merger arbitrage generally benefits from increases in interest rates – a tool commonly used to battle inflation – as the risk-free rate serves as one of the core building blocks of a merger arbitrage spread. The more pertinent risk we see is the changing of the guard at several regulatory agencies following the election of President Biden. As the administration continues to fill key roles at the FTC, DOJ, and FCC, it is all but certain a more stringent approach will be taken toward antitrust review. That said, some appointees have arrived with fairly novel views of antitrust regulation – some of which may be at odds with current antitrust laws, and could lead to contentious and lengthy regulatory reviews, litigation, and even new legislation. This is a story whose ending has yet to be written. As regulators eventually make their intentions known more broadly, we may see corporations shy away from attempting deals that could trigger objections; in the meantime, however, we believe the risk management principles that have been embedded into our construction methodology will help mitigate the risks inherent in deals with heightened regulatory exposure.

If you would like to learn more about Water Island Capital and AltShares Merger Arbitrage ETF, please don't hesitate to reach out through our website or to your regional representative. AltShares Merger Arbitrage ETF is the first product in the AltShares Trust and, over time, we aim to expand our ETF offerings across the event-driven spectrum. We look forward to developing long-term partnerships with you, our clients, as we endeavor to bring event-driven strategies to the ETF universe. Thank you for your support.

Sincerely,
Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Shareholder Letter (continued)

May 31, 2021

Glossary

Rate of Return: The performance of an investment over time.

Spread (also: "merger spread," "deal spread," or "merger arbitrage spread"): The difference between the price at which a target company's shares currently trade and the price an acquiring company has agreed to pay, which forms the rate of return in a merger arbitrage investment.

DISCLAIMER

Must be preceded or accompanied by a prospectus.

RISKS: Investments are subject to risk, including possible loss of principal. There can be no assurance that the fund will achieve its investment objectives. The fund uses investment techniques and strategies with risks that are different from the risks ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the fund invests may be renegotiated or terminated, in which case the fund may realize losses); passive investment risk; short position risk; concentration risk; high portfolio turnover risk (which may increase the fund's brokerage costs, which would reduce performance); equity risk; foreign securities risk (in that the securities of foreign issuers may be less liquid and more volatile than securities of comparable US issuers, and may be subject to political uncertainty and currency fluctuations); market risk; derivatives risk; hedging risk; counterparty risk; swap risk; ETF risks (which include premium-discount risk, secondary market trading risk, cash transactions risk, international closed market trading risk, flash crash risk, and authorized participants concentration risk, and large shareholder risk); investment company and ETF risk; small and medium capitalization securities risk; currency risk; new fund risk; non-diversified fund risk; and tracking error risk. Risks may increase volatility and may increase costs and lower performance.

Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Indexes are unmanaged and one cannot invest directly in an index.

Distributed by Foreside Financial Services, LLC, which is not affiliated with Water Island Capital, LLC or any of its affiliates.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio Information

May 31, 2021

Performance (annualized returns as of May 31, 2021)

Net asset value ("NAV") represents the value of each share's portion of the Fund's underlying net assets (including cash) at the end of the trading day. Market price represents the mid-point between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund's NAV is calculated (usually 4:00 pm Eastern time).

	One Year	Five Year	Ten Year	Since Inception
AltShares Merger Arbitrage ETF* NAV Returns	8.55%	N/A	N/A	5.84%
AltShares Merger Arbitrage ETF* Market Price Returns	8.28%	N/A	N/A	5.96%
Water Island Merger Arbitrage USD Hedged Index	10.16%	N/A	N/A	7.38%

* Fund inception: 5/7/2020.

Current performance may be lower or higher than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. You can obtain performance data current to the most recent month-end by calling 1-855-955-1607.

The Total Annual Fund Operating Expense ratio for the Fund is 0.75%. The expense ratio is as stated in the current prospectus and may differ from the expense ratio disclosed in the financial highlights in this report.

The Water Island Merger Arbitrage USD Hedged Index ("Underlying Index") is comprised of securities of U.S. and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies.

An investor may not invest directly in an index.

Risks: Investments are subject to risk, including possible loss of principal. There can be no assurance that the Fund will achieve its investment objectives. The Fund is non-diversified and is expected to be concentrated in certain industries and sectors as the Underlying Index and may be more sensitive to market or other developments that significantly affect those industries.

The Fund uses investment techniques with risks that are different from those ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the Fund invests maybe renegotiated or terminated, in which case the Fund may realize losses) and short sale risk (in that the Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls). Short sales by the Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund may invest in derivatives (such as forwards, futures including foreign forward currency contracts, options and swaps), which may cause the Fund to be susceptible to credit risk and currency

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2021

fluctuations. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which could result in higher transaction costs and taxes.

Shares of the Fund may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of fund shares may be at, above, or below their NAV and will fluctuate with changes in the NAV as well as with supply and demand in the market for the shares. The market price of fund shares may differ significantly from their NAV during periods of market volatility. Shares of the Fund may only be redeemed directly with the Fund at NAV by Authorized Participants, in large creation units. There can be no guarantee that an active trading market for fund shares will develop or be maintained or that their listing will continue or remain unchanged. Buying or selling fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns.

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2021

Sector Weighting

The following chart shows the sector weightings of the AltShares Merger Arbitrage ETF's investments (including short sales and excluding derivatives) as of the report date.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments

May 31, 2021

	Shares	Value
COMMON STOCKS - 96.34%
Aerospace & Defense - 1.52%
Aerojet Rocketdyne Holdings, Inc.	2,059	$99,758
Auto Manufacturers - 1.51%
Navistar International Corp.(a)(b)	2,234	98,810
Auto Parts & Equipment - 2.09%
Akasol AG(a)	235	34,388
Cooper Tire & Rubber Co.(b)	1,729	102,668
		137,056
Banks - 6.70%
Bryn Mawr Bank Corp.(b)	741	35,420
Century Bancorp, Inc., Class A(b)	279	31,834
CIT Group, Inc.(b)	2,363	125,192
Flagstar Bancorp, Inc.	1,012	46,350
Mackinac Financial Corp.(b)	1,517	32,888
Pacific Mercantile Bancorp(a)(b)	2,184	18,608
Premier Financial Bancorp, Inc.(b)	1,050	19,582
TCF Financial Corp.(b)	2,719	129,152
		439,026
Biotechnology - 3.13%
Alexion Pharmaceuticals, Inc.(a)(b)	1,161	204,974
Chemicals - 6.25%
Ferro Corp.(a)	5,884	127,095
Tikkurila Oyj	3,056	126,333
W R Grace & Co.	2,283	156,431
		409,859
Commercial Services - 6.66%
Adapteo Oyj	1,409	27,895
Cardtronics Plc, Class A(a)(b)	2,437	94,872
CoreLogic, Inc.(b)	1,961	155,900
IHS Markit Ltd.(b)	1,501	158,070
		436,737
Construction Materials - 0.96%
Forterra, Inc.(a)	2,700	63,126
Diversified Financial Services - 2.39%
AFH Financial Group Plc	3,704	24,968
Boston Private Financial Holdings, Inc.(b)	6,405	98,189
Marlin Business Services Corp.(b)	1,478	33,285
		156,442

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 96.34% (Continued)
Electric - 1.94%
PNM Resources, Inc.	2,585	$126,975
Electronics - 1.93%
Coherent, Inc.(a)(b)	483	126,841
Engineering & Construction - 0.90%
Signature Aviation Plc(a)	10,458	58,772
Entertainment - 1.04%
Great Canadian Gaming Corp.(a)	1,889	68,364
Environmental Control - 0.29%
Tervita Corp.(a)	4,234	19,276
Forest Products & Paper - 2.38%
Domtar Corp.(a)	2,882	156,291
Healthcare - Products - 4.43%
Cantel Medical Corp.(a)(b)	1,604	130,453
Luminex Corp.(b)	2,601	95,951
Soliton, Inc.(a)	2,862	63,766
		290,170
Healthcare - Services - 3.84%
Magellan Health, Inc.(a)(b)	1,008	94,944
PPD, Inc.(a)(b)	3,401	156,854
		251,798
Insurance - 2.12%
ProSight Global, Inc.(a)(b)	1,282	16,410
Protective Insurance Corp., Class B	729	16,986
RSA Insurance Group Ltd.	10,854	105,390
		138,786
Internet - 5.95%
Boingo Wireless, Inc.(a)(b)	5,079	71,004
Grubhub, Inc.(a)(b)	2,174	130,679
Leaf Group Ltd.(a)	3,492	29,473
Proofpoint, Inc.(a)	918	158,640
		389,796
Machinery - Diversified - 2.96%
Welbilt, Inc.(a)	7,862	194,270
Media - 1.69%
Euskaltel SA(c)	4,703	63,086
Shaw Communications, Inc., Class B	1,598	47,369
		110,455

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 96.34% (Continued)
Mining - 0.98%
Roxgold, Inc.(a)	33,661	$64,087
Office Furnishings - 1.99%
Knoll, Inc.(b)	5,011	130,286
Oil & Gas - 0.92%
Extraction Oil & Gas, Inc.(a)	1,232	60,516
Pharmaceuticals - 1.88%
PRA Health Sciences, Inc.(a)	721	123,233
Pipelines - 0.96%
Enable Midstream Partners LP(a)	7,469	63,188
Real Estate - 0.36%
S IMMO AG	902	23,869
Real Estate Investment Trusts - 4.71%
VEREIT, Inc.	3,709	176,437
Weingarten Realty Investors(b)	4,029	132,030
		308,467
Retail - 1.05%
Sportsman's Warehouse Holdings, Inc.(a)(b)	3,865	68,797
Savings & Loans - 3.95%
Meridian Bancorp, Inc.	3,119	68,774
People's United Financial, Inc.(b)	6,694	126,583
Sterling Bancorp	2,384	63,510
		258,867
Semiconductors - 7.84%
Dialog Semiconductor Plc(a)	1,274	101,356
Maxim Integrated Products, Inc.(b)	1,789	182,496
Photon Control, Inc.(a)	21,353	63,455
Xilinx, Inc.(b)	1,310	166,370
		513,677
Software - 9.12%
Change Healthcare, Inc.(a)(b)	6,273	147,039
Nuance Communications, Inc.(a)(b)	3,185	168,486
Slack Technologies, Inc., Class A(a)(b)	4,242	186,818
Talend SA, ADR(a)(b)	1,470	95,506
		597,849
Telecommunications - 1.45%
ORBCOMM, Inc.(a)	8,506	95,182

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

	Shares	Value
COMMON STOCKS - 96.34% (Continued)
Trucking & Leasing - 0.45%
Fly Leasing Ltd., ADR(a)(b)	1,729	$29,237
TOTAL COMMON STOCKS (Cost $6,032,282)		6,314,837

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 2.62%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.026	%(d)	85,980	$85,980
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.051	%(d)	85,980	85,980
				171,960
TOTAL SHORT-TERM INVESTMENTS (Cost $171,960)				$171,960
Total Investments - 98.96% (Cost $6,204,242)				$6,486,797
Other Assets in Excess of Liabilities - 1.04%(e)				68,263
NET ASSETS - 100.00%				$6,555,060

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales or forward foreign currency exchange contracts. At May 31, 2021, the aggregate fair market value of those securities was $2,816,998, representing 42.97% of net assets.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, these securities had a total value of $63,086 or 0.96% of net assets.

(d)  Rate shown is the 7-day effective yield as of May 31, 2021.

(e)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (2.02%)
Food - (2.02%)
Just Eat Takeaway.com N.V.	(1,459)	$(132,086)
TOTAL COMMON STOCKS (Proceeds $156,041)		(132,086)
TOTAL SECURITIES SOLD SHORT (Proceeds $156,041)		$(132,086)

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Analog Devices, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	$—	$—	$—	USD	185,504	$—
Morgan Stanley & Co./ Monthly	Advanced Micro Devices, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	180,821	—
Morgan Stanley & Co./ Monthly	AstraZeneca Plc	Received 1 Month- Federal Rate Minus 56 bps (-0.500%)	05/06/2022	—	—	—	USD	141,528	—
Morgan Stanley & Co./ Monthly	Banc of California, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	19,121	—
Morgan Stanley & Co./ Monthly	Bonanza Creek Energy, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	61,991	—
Morgan Stanley & Co./ Monthly	Salesforce .com, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	78,335	—

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Energy Transfer LP	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	$—	$—	$—	USD	63,558	$—
Morgan Stanley & Co./ Monthly	First Citizen BancShares, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	125,648	—
Morgan Stanley & Co./ Monthly	Goodyear Tire & Rubber Co.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	31,093	—
Morgan Stanley & Co./ Monthly	Huntington Bancshares, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	129,481	—
Morgan Stanley & Co./ Monthly	ICON Plc	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	66,457	—
Morgan Stanley & Co./ Monthly	II-VI, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	29,575	—

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Independent Bank Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	$—	$—	$—	USD	70,021	$—
Morgan Stanley & Co./ Monthly	Kimco Realty Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	120,892	—
Morgan Stanley & Co./ Monthly	Middleby Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	160,173	—
Morgan Stanley & Co./ Monthly	Herman Miller, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	76,671	—
Morgan Stanley & Co./ Monthly	M & T Bank Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	126,945	—
Morgan Stanley & Co./ Monthly	Nicolet Bankshares, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	26,486	—

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	New York Community Bancorp, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	$—	$—	$—	USD	48,634	$—
Morgan Stanley & Co./ Monthly	Realty Income Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	178,866	—
Morgan Stanley & Co./ Monthly	Peoples Bancorp, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	19,780	—
Morgan Stanley & Co./ Monthly	SVB Financial Group	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	85,102	—
Morgan Stanley & Co./ Monthly	S&P Global, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	162,034	—
Morgan Stanley & Co./ Monthly	STERIS Plc	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	103,446	—

See Notes to Financial Statements.

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AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Webster Financial Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	$—	$—	$—	USD	62,575	$—
Morgan Stanley & Co./ Monthly	WSFS Financial Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.340%)	05/06/2022	—	—	—	USD	35,491	—
Morgan Stanley & Co./ Monthly	Aggreko Plc	Paid 1 Month SONIA Plus 94 bps (0.950%)	07/08/2022	—	—	—	GBP	67,339	—
Morgan Stanley & Co./ Monthly	Arrow Global Group Plc	Paid 1 Month- SONIA Plus 179 bps (1.800%)	07/08/2022	—	—	—	GBP	20,697	—
Morgan Stanley & Co./ Monthly	Gamesys Group Plc	Paid 1 Month- SONIA Plus 94 bps (0.950%)	07/08/2022	—	—	—	GBP	42,802	—
Morgan Stanley & Co./ Monthly	RSA Insurance Group Ltd.	Paid 1 Month- SONIA Plus 54 bps (0.550%)	07/08/2022	—	—	—	GBP	14,957	—
Morgan Stanley & Co./ Monthly	Fortuna Silver Mines, Inc.	Received 1 Month- CABROVER Minus 136 bps (-1.110%)	12/22/2022	—	—	—	CAD	80,209	—

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Secure Energy Services, Inc.	Received 1 Month- CABROVER Minus 101 bps (-0.760%)	12/22/2022	$—	$—	$—	CAD	23,116	$—
						$—			$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	243,230	USD	196,241	Morgan Stanley & Co.	06/15/2021	$5,270
EUR	181,260	USD	218,853	Morgan Stanley & Co.	06/15/2021	2,855
GBP	32,500	USD	44,947	Morgan Stanley & Co.	06/15/2021	1,226
SEK	432,090	USD	50,261	Morgan Stanley & Co.	06/15/2021	1,869
USD	28,067	SEK	232,490	Morgan Stanley & Co.	06/15/2021	19
						$11,239
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	30,020	USD	24,873	Morgan Stanley & Co.	06/15/2021	$(2)
USD	502,040	CAD	630,360	Morgan Stanley & Co.	06/15/2021	(20,202)
USD	565,157	EUR	471,560	Morgan Stanley & Co.	06/15/2021	(11,632)
USD	174,093	GBP	124,600	Morgan Stanley & Co.	06/15/2021	(2,928)
USD	51,091	SEK	432,090	Morgan Stanley & Co.	06/15/2021	(1,039)
						$(35,803)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United Kingdom	8.30%
Canada	4.01%
Finland	2.35%
Spain	0.96%
Germany	0.52%
Ireland	0.45%
Austria	0.36%
United States	82.01%
Other Assets in Excess of Liabilities	1.04%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

See Notes to Financial Statements.

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AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CABROVER - Bank of Canada Overnight Lending Rate

CAD - Canadian dollar

EUR - Euro

GBP - British pound

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Oyj - Osakeyhtio is the Finnish equivalent of a public limited company.

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SEK - Swedish krona

SONIA - Sterling OverNight Index Average

S&P - Standard & Poor's

USD - United States Dollar

The following table summarizes AltShares Merger Arbitrage ETF's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$99,758	$—	$—	$99,758
Auto Manufacturers	98,810	—	—	98,810
Auto Parts & Equipment	102,668	34,388	—	137,056
Banks	439,026	—	—	439,026
Biotechnology	204,974	—	—	204,974
Chemicals	409,859	—	—	409,859
Commercial Services	436,737	—	—	436,737
Construction Materials	63,126	—	—	63,126
Diversified Financial Services	156,442	—	—	156,442
Electric	126,975	—	—	126,975
Electronics	126,841	—	—	126,841
Engineering & Construction	58,772	—	—	58,772
Entertainment	68,364	—	—	68,364
Environmental Control	19,276	—	—	19,276
Forest Products & Paper	156,291	—	—	156,291
Healthcare - Products	290,170	—	—	290,170
Healthcare - Services	251,798	—	—	251,798
Insurance	138,786	—	—	138,786
Internet	389,796	—	—	389,796

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2021

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Machinery - Diversified	$194,270	$—	$—	$194,270
Media	110,455	—	—	110,455
Mining	64,087	—	—	64,087
Office Furnishings	130,286	—	—	130,286
Oil & Gas	60,516	—	—	60,516
Pharmaceuticals	123,233	—	—	123,233
Pipelines	63,188	—	—	63,188
Real Estate	23,869	—	—	23,869
Real Estate Investment Trusts	308,467	—	—	308,467
Retail	68,797	—	—	68,797
Savings & Loans	258,867	—	—	258,867
Semiconductors	513,677	—	—	513,677
Software	597,849	—	—	597,849
Telecommunications	95,182	—	—	95,182
Trucking & Leasing	29,237	—	—	29,237
Short-Term Investments	171,960	—	—	171,960
TOTAL	$6,452,409	$34,388	$—	$6,486,797
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$11,239	$—	$11,239
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(132,086)	—	—	(132,086)
Forward Foreign Currency Exchange Contracts	—	(35,803)	—	(35,803)
TOTAL	$(132,086)	$(24,564)	$—	$(156,650)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

  Statement of Assets and Liabilities

May 31, 2021

AltShares Merger Arbitrage ETF
ASSETS
Investments:
At cost of investments	$6,204,242
At fair value of investments (Note 2)	$6,486,797
Cash denominated in foreign currency (Cost $33,195)	33,166
Deposits with brokers for securities sold short (Note 2)	140,144
Segregated cash for collateral (Note 2)	70,952
Receivable for investment securities sold	27,446
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	11,239
Dividends and interest receivable	1,426
Total Assets	6,771,170
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $156,041)	132,086
Due to bank	3
Payable for investment securities purchased	40,122
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	35,803
Payable to Adviser (Note 5)	4,143
Interest expense payable	43
Payable for swap reset	3,910
Total Liabilities	216,110
NET ASSETS	$6,555,060
NET ASSETS CONSIST OF:
Paid-in capital	$6,348,888
Distributable earnings	206,172
NET ASSETS	$6,555,060
PRICING OF SHARES:
Net assets	$6,555,060
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	254,000
Net asset value per share	$25.81

See Notes to Financial Statements.

Annual Report | May 31, 2021

  Statement of Operations

For the Year Ended May 31, 2021

AltShares Merger Arbitrage ETF
INVESTMENT INCOME
Dividend income	$44,748
Foreign taxes withheld on dividends	(405)
Total Investment Income	44,343
EXPENSES
Investment advisory fees (Note 5)	46,328
Dividend expense	1,578
Interest rebate expense	5,185
Total Expenses	53,091
NET INVESTMENT INCOME (LOSS)	(8,748)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	1,247,953
Swap contracts	(550,432)
Securities sold short	(499,948)
Forward currency contracts	(16,159)
Foreign currency transactions (Note 9)	385
Net change in unrealized appreciation (depreciation) on:
Investments	226,279
Securities sold short	84,207
Foreign currency transactions (Note 9)	(57)
Forward currency contracts	(22,553)
NET REALIZED AND UNREALIZED GAIN/(LOSS)	469,675
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$460,927

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	AltShares Merger Arbitrage ETF
	Year Ended May 31, 2021	Period Ended May 31, 2020(a)
FROM OPERATIONS
Net investment loss	$(8,748)	$(1,130)
Net realized gains (losses) from:
Investments	1,247,953	9,837
Swap contracts	(550,432)	(3,367)
Securities sold short	(499,948)	(70,246)
Forward currency contracts	(16,159)	—
Foreign currency transactions	385	485
Net change in unrealized appreciation (depreciation) on:
Investments	226,279	56,276
Securities sold short	84,207	(60,252)
Foreign currency transactions	(57)	50
Forward currency contracts	(22,553)	(2,011)
Net increase (decrease) in net assets resulting from operations	460,927	(70,358)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	(184,401)	—
Decrease in net assets from distributions to shareholders	(184,401)	—
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	2,510,033	3,738,859
Net increase (decrease) in net assets from capital share transactions	2,510,033	3,738,859
TOTAL INCREASE IN NET ASSETS	2,786,559	3,668,501
NET ASSETS
Beginning of period	3,768,501	100,000
End of period	$6,555,060	$3,768,501

(a)  Commenced operations on May 7, 2020.

See Notes to Financial Statements.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2021	Period Ended May 31, 2020(a)
Net asset value, beginning of period	$24.47	$25.00
Income (loss) from investment operations
Net investment loss(b)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	2.11	(0.52)
Total from investment operations	2.07	(0.53)
Less distributions
From net realized gains	(0.73)	—
Total distributions	(0.73)	—
Net asset value, end of period	$25.81	$24.47
Total return(c)	8.55%	(2.12	)%(d)
Net assets, end of period (in 000s)	$6,555	$3,769
RATIOS TO AVERAGE NET ASSETS:
Net expenses(f)	0.86%	0.75	%(e)
Net investment loss	(0.14)%	(0.49	)%(e)
Portfolio turnover rate	594%	22	%(d)

(a)  Commenced operations on May 7, 2020.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

(f)  Dividend expense totaled 0.03% and 0.00% of average net assets for the year ended May 31, 2021, and the period ended May 31, 2020, respectively. Interest rebate expense and line of credit interest expense totaled 0.08% and 0.00% of average net assets for the year ended May 31, 2021, and the period ended May 31, 2020, respectively.

See Notes to Financial Statements.

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AltShares Merger Arbitrage ETF  Notes to Financial Statements

May 31, 2021

1. ORGANIZATION

AltShares Merger Arbitrage ETF (the "Fund"), a series of AltShares Trust (the "Trust"), was organized under the laws of the State of Delaware as a statutory trust on June 6, 2019 pursuant to an Agreement and Declaration of Trust and commenced operations on May 7, 2020. The offering of the Fund's interests is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-end registered management investment company under the 1940 Act. The investment objective of the Fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the "Underlying Index"). Water Island Capital, LLC acts as the Fund's investment adviser (the "Adviser"). The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund's objectives, policies, and restrictions, subject to the authority of and supervision by the Trust's Board of Trustee's (the "Board"). The Adviser continuously reviews, supervises, and administers the Fund's investment program.

The Fund is a non-diversified, passively managed exchange-traded fund ("ETF"). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the "NYSE"). Market price for the shares may be different from the net asset value ("NAV"). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Fund's distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load and no deferred sales charge. A purchase (i.e., creation) or redemption transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units. The standard fixed creation transaction fee for the Fund is $250. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with such cash transactions. Variable fees received by the Fund are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Fund is

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

considered an investment company for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference the London Interbank Offered Rate ("LIBOR") or another reference rate that are discontinued because of reference rate reform. ASU 2020-04 had no impact on the Fund during the current reporting period.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Fund's portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Fund calculates the NAV, the Fund will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. When there is no bid price available, put and call options will typically be valued at zero. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based on the terms of the swap agreement as provided by an independent third party or the counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year May 31, 2021, there were no significant changes to the Fund's fair value methodologies. Transfers for Level 3 securities, if any, are shown as part of the leveling table in the Fund's Portfolio of Investments.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Fund may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Fund is liable for any dividends and interest payable on securities while those securities are in a short

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Fund is charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statement of Operations.

Derivative Instruments and Hedging Activities — The following discloses the Fund's use of derivative instruments and hedging activities.

The Fund's investment objective not only permits the Fund to purchase investment securities, but it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Fund may, but is not required to, seek to reduce its currency risk by hedging part or all of its exposure to various foreign currencies.

Market Risk Factors — In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent the Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

The extent of the impact of the novel coronavirus ("COVID-19") outbreak on the financial performance of the Fund continues to depend on future developments, including duration and spread of the outbreak, related advisories and restrictions, and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. If the financial markets and/or the overall economy continue to be impacted for an extended period of time, the Fund's results of operations may be materially adversely affected.

Risk of Investing in Derivatives — The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Tracking Error Risk — As a passively managed Fund, the Fund seeks to track the performance of its respective Underlying Index, although it may not be successful in doing so. The divergence between the performance of the Fund and the Underlying Index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund's NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the Fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of Fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

Please refer to the Fund's prospectus for a more complete description of the principal risks of investing in the Fund.

Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Fund at May 31, 2021 are disclosed in the Portfolio of Investments.

During the year ended May 31, 2021, the Fund entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights — The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Fund typically uses warrants and rights in a manner similar to its use of purchased options on securities, as described in the Options Writing/Purchasing section above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Swaps — The Fund may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR or the Federal Funds Rate,

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The Fund will typically enter into agreements based on either long or short exposure to underlying equities. To help mitigate against default risk by the counterparty these agreements are reset monthly, with cashflows exchanged based on the change in the value of the underlying equity from either the opening price or the last reset price, netted against the interest leg of the swap.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of the Fund's portfolio. Any net amount accrued but not yet paid to the Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, the Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by the Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Fund at May 31, 2021 are disclosed in the Portfolio of Investments.

During the year ended May 31, 2021, the Fund entered into swap agreements to invest outside the U.S. more efficiently and to hedge positions within the U.S.

Fair Value and Activity of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Fund as of May 31, 2021, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$11,239	Unrealized depreciation on forward foreign currency exchange contracts	$35,803
		$11,239		$35,803

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2021, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(16,159)	$(22,553)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(550,432)	—
		$(566,591)	$(22,553)

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

Volume of derivative instruments held by the Fund during the year ended May 31, 2021, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Swap Contracts	Notional Quantity	$2,738,817
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(668,855)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Fund held financial instruments such as equity swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2021. All other derivative contracts held by the Fund were not subject to netting agreements. At May 31, 2021, there was no unrealized appreciation or depreciation on these instruments held by the Fund.

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, if any, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Distributions from real estate investment trusts ("REITs") may be characterized as ordinary income, net capital gain, or a return of capital to the Fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders

Cash — The Fund may invest a portion of its assets in cash or cash items. These cash items and other high-quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments. As of May 31, 2021, cash held by the Fund represented cash held at a third-party custodian.

Federal Income Tax — It is the Fund's policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

or other tax expense. No interest or penalties were recorded during the year ended May 31, 2021. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

Purchases	$32,364,427
Sales and Maturities	33,477,863

4. IN-KIND TRANSACTIONS

The consideration for the purchase of Creation Units of the Fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund's underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the Fund that will offset the transaction costs to the Fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the Fund. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the Fund.

The in-kind transaction activity for the year ended May 31, 2021 was $2,493,961 of in-kind purchases of securities and $0 of in-kind sales of securities.

5. ADVISORY FEES

Investment Advisory Agreement

The Fund's investments are managed by the Adviser according to the terms of Investment Advisory Agreement. Under the Investment Advisory Agreement between the Adviser and the Fund, the Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Merger Arbitrage ETF	0.75%

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), and (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

6. ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

State Street Bank and Trust Company ("State Street") serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of each Fund. State Street also serves as Custodian for the Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds the Fund's assets and, as Fund Accounting Agent, calculates the net asset value of the Fund. State Street acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly to State Street by the Adviser.

Foreside Financial Services, LLC (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement. The Adviser has agreed to compensate the Distributor to the extent that the Fund is not authorized to so compensate the Distributor.

7. RELATED PARTIES

As of May 31, 2021, the officers of the Trust were also employees of the Adviser.

8. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2021		Period Ended May 31, 2020(a)
	Shares	Value	Shares	Value
Proceeds from shares sold	100,000	$2,510,033	150,000	$3,738,859
Net increase	100,000	$2,510,033	150,000	$3,738,859

(a)  Commenced operations on May 7, 2020.

9. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

10. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Fund's financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, ordinary loss netting to reduce short-term capital gains, convertible bonds, corporate actions, non-deductible excise tax activity and partnership basis adjustments. These have no effect on the Fund's net assets or net asset value per share.

Distributable Earnings (Accumulated Loss)	Paid-in Capital
$4	$(4)

The tax character of dividends and distributions declared and paid during the year ended May 31, 2021 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
5/31/2021	$184,401	—	$184,401

*  The Fund designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

There were no dividends or distributions declared or paid during the period ended May 31, 2020.

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2021

As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital gains/losses	—
Unrealized appreciation/(depreciation)	255,302
Late year ordinary loss deferrals	(49,130)
Total distributable earnings (accumulated loss)	$206,172

The following information is computed on a tax basis for each item as of May 31, 2021:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Aggregate Cost of Investments for Income Tax Purposes
$261,264	$(29,910)	$231,354	$6,255,443

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Fund are attributable to wash sales, passive foreign investment companies and forward contracts mark to market.

Capital Losses — As of May 31, 2021, the Fund had no capital loss carryforwards which may reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Late Year Losses

The Fund elected to defer to the period ending May 31, 2021 losses in the amount of $49,130.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized subsequent events relevant for financial statement disclosure.

Annual Report | May 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Altshares Merger Arbitrage ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Altshares Merger Arbitrage ETF (the "Fund"), including the schedule of investments, as of May 31, 2021, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from May 7, 2020 (commencement of operations) through May 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period from May 7, 2020 through May 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on each of the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 29, 2021

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AltShares Merger Arbitrage ETF  Disclosure of Fund Expenses

May 31, 2021 (Unaudited)

As a shareholder of a fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including advisory fees. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers, if any, that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Disclosure of Fund Expenses (continued)

May 31, 2021 (Unaudited)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expense Ratio(a)		Expenses Paid During Period
AltShares Merger Arbitrage ETF
Actual	$1,000.00	$1,021.70	0.91	%(b)	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.91	%(b)	$4.58

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), and (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

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AltShares Merger Arbitrage ETF  Additional Information

May 31, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-955-1607, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies will be available without charge upon request by calling toll-free 1-855-955-1607, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 1-855-955-1607. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement

May 31, 2021 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of AltShares Trust (the "Trust"), which currently has one operational series, AltShares Merger Arbitrage ETF (the "Fund"), determines annually whether to continue the Fund's investment advisory agreement with Water Island Capital, LLC, the Fund's investment adviser (the "Adviser"). In considering the renewal of the agreement, the Board, including a majority of those Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), as defined in the 1940 Act, met with representatives of the Adviser on May 20, 2021 and on May 25, 2021 (the "Meetings") and in separate executive sessions in advance of and at the May 25, 2021 meeting and approved the continuation of the agreement after concluding that the continuation of the agreement was in the best interests of the Fund and its shareholders.

The Board requested and received materials relating to the agreement in advance of the Meetings. Among other things, the Board considered expense comparisons with other funds in the Fund's peer group as determined by Broadridge Financial Solutions Inc. ("Broadridge"), an independent provider of fund industry data. Due to the Fund's relatively short history of operations of less than one year, the Broadridge report did not contain comparative performance information. The Board also considered additional substantial material prepared by the Fund's management, which generally included information including the Fund's average net assets; management fee and expense ratio; investment performance and risk metrics; services provided by the Adviser and profitability information. The Board also considered that it had reviewed the Fund's performance and other information requested by the Independent Trustees and provided by the Adviser and other service providers at the Meetings and throughout the year. In reviewing the agreement, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, noted that it would continue to consider information at each regularly scheduled meeting regarding, among other matters, the services provided by the Adviser to the Fund.

In evaluating the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including, among other matters: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund; (3) the costs of the services provided and the Adviser's profitability with respect to its services to the Fund; (4) the extent to which economies of scale could be realized by the Adviser as the Fund grows and whether fee levels enable Fund shareholders to share in the benefits of potential economies of scale, if any; and (5) other benefits derived by the Adviser from its relationship with the Fund. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to the Fund, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meeting held on May 25, 2021.

Nature, Extent, and Quality of Services

Based on the written and oral reports received by the Board prior to and at the May 25, 2021 meeting, including in executive session, the Board considered the nature, quality, and extent of the services provided by the Adviser under the advisory agreement. The Board also noted information received at regular meetings and at other times throughout the year related to the services rendered by the Adviser. The Trustees further noted their familiarity with the Adviser prior to the inception of the Fund based on their service as board members of a separate registered, open-end management investment company sponsored and advised by the Adviser.

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AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement (continued)

May 31, 2021 (Unaudited)

The Board reviewed information regarding the overall organization and business functions of the Adviser, and considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to the Fund's investment program. The Board also considered that the Adviser provides a number of additional services, including oversight of Fund service providers, duties with respect to the Fund's valuations, and operation of the Fund's compliance program. The Board considered the steps that the Adviser had taken during the past year to improve performance, including, without limitation, hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Fund. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for advisory services. In this regard, the Board noted that the Fund uses a passively managed, rules-based investment approach and that there are no other accounts managed by the Adviser with a passive investment strategy. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Fund.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rate for the Fund in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board received and considered information on the contractual advisory fee and gross and net total operating expense ratio for the Fund in comparison to those of a group of funds within the Fund's Morningstar category selected independently by Broadridge (the "Peer Group") as well as to funds in the same Morningstar category (the "Category"). The Board considered information provided by Broadridge on the Fund's contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Peer Group and Category assuming the other funds were similar in size to the Fund. The contractual advisory fee analysis does not take into account any fee waivers or expense reimbursements. The comparisons place a fund in various quartiles, with the first quartile being the lowest cost funds. The Broadridge expense data was based upon historical information taken from the Fund's audited annual report for the period ended May 31, 2020. The Fund's contractual advisory fee was in the first quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of any waivers/reimbursements) was in the first quartile for the Category and the Peer Group. The Board further noted that the advisory fee rate for the Fund was in line with the peer exchange-traded funds identified by the Adviser, and further noted the Adviser's representation that, due to the nature of the Fund's niche investment strategy, the set of peer funds is small, consisting of only two exchange-traded funds. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

As noted above, due to the Fund's short operating history, the Broadridge report did not contain comparative performance information. The Board considered information provided by the Adviser regarding the Fund's performance for the three-month and since inception periods ended March 31, 2021, as compared to the performance of other exchange-traded funds that follow merger arbitrage strategies. The Board also received and considered information regarding the tracking error achieved by the Adviser with respect to the Fund's performance relative to its target index, as well as comparisons of the Fund's performance to additional securities indices that the Adviser deemed relevant to the Board's considerations. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the Fund. The Trustees recognized the Fund's relatively short track record of investment performance.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement (continued)

May 31, 2021 (Unaudited)

Adviser Profitability

The Board considered information on the Adviser's profitability in serving as the investment adviser to the Fund. The Board considered that the Adviser had agreed to bear most of the Fund's expenses under a unitary fee arrangement, as specified in the advisory agreement, that the Fund had gathered limited assets since its inception, and that the Adviser had subsidized the Fund's operations. Based on these and other factors, the Board determined that profitability was not a material factor to be considered in connection with the renewal of the agreement.

Economies of Scale

The Board considered whether the Adviser would realize economies of scale with respect to its services to the Fund as the Fund grows larger, including the extent to which this would be reflected in the level of fees paid by the Fund to the Adviser. The Board noted that the advisory fee rate for the Fund does not include breakpoints, and that it was difficult, given the relatively short operating history and smaller asset size of the Fund, to accurately evaluate potential economies of scale. The Board also considered that potential economies of scale may be shared with the Fund in manners other than fee breakpoints or fee waivers, including reinvestments in the Adviser's business, additional new product offerings, and pricing to scale from inception, among others. The Board noted that the Fund has a relatively short operating history, that the Fund had not gathered significant assets since its inception, and the Adviser has generally subsidized the expense of the Fund's operations. Based on this and other information, the Board determined that under the circumstances, economies of scale was not a material factor to be considered in connection with the renewal of the agreement.

Other Benefits

The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the Fund. In particular, the Board considered the Adviser's accrual of soft dollar credits in connection with trading transactions for the Fund. The Board also considered that the potential benefits to be derived by the Adviser included the ability to increase its assets under management and, as a result, to have access to additional research resources and benefit to its reputation. The Board concluded that the fall-out benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to funds. The Board deemed these and any other potential fall-out benefits to be not material to the consideration of the advisory agreement.

Other Factors and Broader Review

As discussed above, the Board considered detailed materials received from the Adviser as part of the annual review and at quarterly meetings throughout the year. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with various reports and information evaluating the Adviser's supervisory oversight of third-party service providers to the Fund.

Conclusion

The Board reviewed a memorandum from independent legal counsel discussing the legal standards applicable to its consideration of the advisory agreement. The Independent Trustees met in executive session with members of the Adviser's senior management and Independent Trustee counsel to review such standards and recent developments in this area of the law. The Board noted that it would continue to monitor the Fund at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of

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AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement (continued)

May 31, 2021 (Unaudited)

the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the Fund's advisory arrangement, as outlined in the agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Liquidity Risk

May 31, 2021 (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Fund's liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Fund's Board of Trustees (the "Board") has designated Water Island Capital, LLC, the Fund's investment adviser, as the administrator of the Program. The Program is implemented and monitored by the Operational Risk Committee, a committee comprised of representatives of Water Island Capital, LLC. As part of its responsibilities as administrator, Water Island Capital, LLC has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund's Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence the Fund's liquidity risk; no less than monthly classifications of the Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Fund's Board.

The Fund is an "In-Kind ETF" (as defined under the Liquidity Rule). The Fund generally meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and it publishes its portfolio holdings daily. As an In-Kind ETF, the Fund is not required to classify the Fund's holdings based on the liquidity classifications specified in the Liquidity Rule. Nevertheless, Water Island Capital, LLC's Operational Risk Committee conducts such classifications informally as part of the Program.

At a meeting of the Board of Trustees on May 25, 2021, Water Island Capital, LLC provided a written report (the "Report") to the Board addressing the operation, adequacy, and effectiveness of the Fund's Program, including any material changes to the Program for the period May 7, 2020 through March 31, 2021 ("Reporting Period"). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Fund's investment strategies and liquidity sources, reasonably anticipated trade sizes, historical redemptions, investor concentrations, liquidity events and liquidity classifications during the Reporting Period. The Report concluded that the Program was operating adequately and effectively in promoting effective liquidity risk management for the Fund during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that the Fund's investment strategy continues to be appropriate given the Fund's status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

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AltShares Merger Arbitrage ETF  Trustees & Officers

May 31, 2021 (Unaudited)

INTERESTED TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John S. Orrico, CFA 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 61)	Since 2020	President and Chairman of the Board of Trustees	Managing Member and Chief Investment Officer, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5

INDEPENDENT TRUSTEES***:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Francis X. Tracy (Age 63)	Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (Age 68)	Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

*  John S. Orrico is an affiliated person of the Adviser, is each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  The registered investment companies in the fund complex include the Trust and the Arbitrage Trust.

***  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Annual Report | May 31, 2021

AltShares Merger Arbitrage ETF  Trustees & Officers (continued)

May 31, 2021 (Unaudited)

OFFICERS WHO ARE NOT TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 70)	Since 2020	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2019 - present) and Chief Administrative Officer (2010 - present), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 40)	Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016 - present), Director of Operations (2011 - 2016), Water Island Capital.	N/A	N/A
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age: 56)	Since 2020	Chief Compliance Officer	Chief Compliance Officer (2019 - present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).	N/A	N/A

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust

AltShares Merger Arbitrage ETF

303-623-2577

www.altsharesetfs.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

(b) Not Applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a) (1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is Francis X. Tracy, who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $16,000 and $27,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, aggregate fees of $12,500 and $7,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2021 and May 31, 2020, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2021 and May 31, 2020 were $12,500 and $7,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within the most recent fiscal half-year of the filing date and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTSHARES TRUST

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 5, 2021

By:	/s/ Jonathon Hickey
Jonathon Hickey
Chief Financial Officer (Principal Financial Officer)

Date:	August 5, 2021